EXHIBIT 23.7
                      CONSENT OF LORI ANN Y. FUJIOKA, ESQ.



                     TRIMBLE TATE NULAN EVANS & HOLDEN, P.C.
                         Attorneys and Counselors at Law
                         The Lincoln Center, Suite 2750
                               1660 Lincoln Street
                                (303) 839 - 1572
                              FAX: (303) 832 - 9233


                                     CONSENT

WE HEREBY CONSENT to the inclusion of our name in connection with the Form SB-2 /A-2 Registration Statement filed with the Securities and Exchange Commission as counsel for the registrant, Mongolian Explorations Ltd.

DATED this 7th day of July, 2004.

Very truly yours,

TRIMBLE TATE NULAN EVANS & HOLDEN, P.C.


/s/  Lori Ann Y. Fujioka
---------------------------
Lori Ann Y. Fujioka




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